Subsequent Events	9 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Events

Note 14 – Subsequent Events

The Company has evaluated all events that occurred after the balance sheet date through the date when the financial statements were available to be issued to determine if they must be reported. The Management of the Company determined that there are certain reportable subsequent events to be disclosed as follows.

On October 9, 2013, the Company signed an agreement with Iconic Holdings LLC for an Equity Line of Credit of up to five million dollars ($5,000,000). This line of credit will only be available upon a subsequent registration of the Company’s shares with the SEC, in which the Company signed a convertible note with a $27,500 value to cover the cost associated with the subsequent filings.